Exhibit 99.3

HAYMAKER ACQUISITION CORP. 4

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2026	December 31, 2025
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash	$21,441	$4,325
Prepaid expenses	7,676	34,676

Total current assets	29,117	39,001
Cash and marketable securities held in Trust Account	261,707,498	258,240,938

TOTAL ASSETS	$261,736,615	$258,279,939

LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT:
Current liabilities:
Accrued expenses	$4,597,671	$2,251,028
WCL Promissory Note - related party	1,591,561	1,059,879
Extension Promissory Note	3,375,000	2,250,000

Total current liabilities	9,564,232	5,560,907
Subscription Agreement liability	25,903,614	9,075,000
Deferred underwriting fee payable	8,650,000	8,650,000

Total Liabilities	44,117,846	23,285,907

Commitments and Contingencies
Class A Ordinary Shares subject to possible redemption, $0.0001 par value, 22,627,899 shares issued and outstanding as of March 31, 2026 and December 31, 2025 at redemption values of $11.57 and $11.41 per share, respectively	261,707,498	258,240,938
Shareholders’ Deficit:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; no shares issued or outstanding as of March 31, 2026 and December 31, 2025	—	—
Class A Ordinary Shares, $0.0001 par value; 500,000,000 shares authorized; 797,600 shares issued and outstanding (excluding 22,627,899 shares subject to possible redemption) as of March 31, 2026 and December 31, 2025	80	80
Class B Ordinary Shares, $0.0001 par value; 50,000,000 shares authorized; 5,750,000 issued and outstanding as of March 31, 2026 and December 31, 2025	575	575
Additional paid-in capital	—	—
Accumulated deficit	(44,089,384)	(23,247,561)

Total Shareholders’ Deficit	(44,088,729)	(23,246,906)

TOTAL LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT	$261,736,615	$258,279,939

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

HAYMAKER ACQUISITION CORP. 4

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended March 31,
	2026	2025
General and administrative expenses	$2,828,209	$298,970
General and administrative expenses - related party	60,000	60,000

Loss from operations	(2,888,209)	(358,970)
Other (loss) income:
Interest earned on cash and marketable securities held in Trust Account	2,341,560	2,634,676
Change in FV of Subscription Agreement Liability	(16,828,614)	—

Total other (loss) income, net	(14,487,054)	2,634,676

Net (loss) income	$(17,375,263)	$2,275,706

Weighted average shares outstanding of Class A Ordinary Shares subject to possible redemption, basic and diluted	22,627,899	23,000,000

Basic and diluted net (loss) income per share, Class A Ordinary Shares subject to possible redemption	$(0.60)	$0.08

Weighted average shares outstanding of non-redeemable Class A and Class B Ordinary Shares, basic and diluted	6,547,600	6,547,600

Basic and diluted net (loss) income per share, non-redeemable Class A and Class B Ordinary Shares	$(0.60)	$0.08

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

HAYMAKER ACQUISITION CORP. 4

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2026

	Ordinary Shares						Total
	Class A		Class B		Additional	Accumulated	Shareholders’
	Shares	Amount	Shares	Amount	Paid-in Capital	Deficit	Deficit
Balance at December 31, 2025	797,600	$80	5,750,000	$575	$—	$(23,247,561)	$(23,246,906)
Accretion of Class A Ordinary Shares to redemption amount	—	—	—	—	—	(3,466,560)	(3,466,560)
Net loss	—	—	—	—	—	(17,375,263)	(17,375,263)

Balance at March 31, 2026 (unaudited)	797,600	$80	5,750,000	$575	$—	$(44,089,384)	$(44,088,729)

FOR THE THREE MONTHS ENDED MARCH 31, 2025

	Ordinary Shares						Total
	Class A		Class B		Additional	Accumulated	Shareholders’
	Shares	Amount	Shares	Amount	Paid-in Capital	Deficit	Deficit
Balance at December 31, 2024	797,600	$80	5,750,000	$575	$—	$(9,160,550)	$(9,159,895)
Accretion of Class A Ordinary Shares to redemption amount	—	—	—	—	—	(2,634,676)	(2,634,676)
Net income	—	—	—	—	—	2,275,706	2,275,706

Balance at March 31, 2025 (unaudited)	797,600	$80	5,750,000	$575	$—	$(9,519,520)	$(9,518,865)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

HAYMAKER ACQUISITION CORP. 4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Three Months Ended March 31, 2026	For the Three Months Ended March 31, 2025
Cash Flows from Operating Activities:
Net (loss) income	$(17,375,263)	$2,275,706
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Interest earned on cash and marketable securities held in Trust Account	(2,341,560)	(2,634,676)
Change in fair value of Subscription Agreement liability	16,828,614	—
Changes in operating assets and liabilities:
Prepaid expenses	27,000	74,207
Accrued expenses	2,346,643	214,789

Net cash used in operating activities	(514,566)	(69,974)

Cash Flows from Investing Activities:
Payment of extension fee into Trust Account	(1,125,000)	—

Net cash used in investing activities	(1,125,000)	—
Cash Flows from Financing Activities:
Proceeds from WCL Promissory Note - related party	1,656,682	—

Net cash provided by financing activities	1,656,682	—

Net Change in Cash	17,116	(69,974)
Cash - Beginning of period	4,325	101,126

Cash - End of period	$21,441	$31,152

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

NOTE 1. DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

Haymaker Acquisition Corp. 4 (the “Company”) was a blank check company incorporated in the Cayman Islands on March 7, 2023. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”). The Company was not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company was an early stage and emerging growth company and, as such, the Company was subject to all of the risks associated with early stage and emerging growth companies.

Business Combination

On April 8, 2026, the Company consummated the previously announced business combination pursuant to the Business Combination Agreement dated October 9, 2025, among the Company, Haymaker Merger Sub I, Inc., Haymaker Merger Sub II, LLC and Concrete Partners Holding, LLC (“Suncrete”). In connection with the transaction, Haymaker domesticated from the Cayman Islands to the State of Delaware and changed its name to Suncrete, Inc.

Immediately following the domestication, Merger Sub I merged with and into Haymaker, with Haymaker surviving as a wholly owned subsidiary of the Company, and subsequently, Merger Sub II merged with and into Suncrete, with Suncrete surviving as a wholly owned subsidiary of the Company (collectively, the “Business Combination”).

In connection with the closing of the Business Combination, the Company issued shares of Class A and Class B common stock to former equity holders of Suncrete, completed previously disclosed PIPE financing transactions, and issued 26,000 shares of Series A Convertible Perpetual Preferred Stock in exchange for Suncrete senior preferred units. In addition, holders of 12,628,150 public shares exercised their redemption rights for approximately $11.57 per share.

Following the closing of the Business Combination, the Company’s Class A common stock commenced trading on the Nasdaq Global Market under the symbol “RMIX” on April 9, 2026. As of the closing date, there were 46,879,768 shares of Class A common stock and 23,714,609 shares of Class B common stock issued and outstanding.

Business Prior to the Business Combination

Prior to the Business Combination, the Company had a direct wholly-owned subsidiary, Suncrete, Inc., a Delaware corporation (“PubCo”), and Pubco had two direct wholly-owned subsidiaries: (i) Haymaker Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), and (ii) Haymaker Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”) Pubco was formed solely in contemplation of the proposed Business Combination with Suncrete, Inc. (the “Suncrete Business Combination”). The Merger Subs have not commenced any operations and have only nominal assets and no liabilities or contingent liabilities, nor any outstanding commitments other than in connection with the Suncrete Business Combination.

As of March 31, 2026, the Company had not commenced any operations. All activity for the period from March 7, 2023 (inception) through March 31, 2026 relates to the Company’s formation and the initial public offering consummated on July 28, 2023 (the “Initial Public Offering”), and subsequent to the Initial Public Offering, identifying a target company for a Business Combination and consummating the acquisition of Suncrete, Inc.

The Registration Statement on Form S - 1 for the Initial Public Offering, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 3, 2023, as amended (File No. 333 - 273117), was declared effective on July 25, 2023 (the “IPO Registration Statement”). On July 28, 2023, the Company consummated the Initial Public Offering of 23,000,000 units (the “Public Units”), at price of $10.00 per Public Unit, including 3,000,000 Public Units (the “Option Units”) issued pursuant to the exercise of the underwriters’ over-allotment option in full (the “Over-Allotment Option”), generating gross proceeds of $230,000,000 (see Note 3). Each Unit consists of one of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”, and with respect to the Class A Ordinary Shares included in the Public Units, the “Public Shares”) and one-half of one redeemable warrant (each a “Public Warrant,” and together with the Private Placement Warrants (as defined below), the “Warrants”). Each whole Warrant entitles the holder to purchase one Class A Ordinary Share at a price of $11.50 per share.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private sale (the “Private Placement”) of 797,600 Units (the “Private Placement Units” and, with respect to the shares of the Class A Ordinary Shares and warrants included in the Private Placement Units, the “Private Placement Shares” and “Private Placement Warrants”, respectively, and together with the Public Units, the “Units”) to Haymaker Sponsor IV LLC (the “Sponsor”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $7,976,000 (see Note 4).

Following the closing of the Initial Public Offering on July 28, 2023, an amount of $232,300,000 from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement was placed in a U.S.-based trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee, and will be invested only in U.S. government treasury obligations and/or held as cash or cash equivalents (including in demand deposit accounts) with maturities of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which invest only in direct U.S. government treasury obligations and/or held as cash or cash items (including in a demand deposit account at bank), as determined by the Company, until the earlier of (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

Transaction costs related to the issuances described above amounted to $13,424,812, consisting of $4,000,000 of cash underwriting fees, $8,650,000 of deferred underwriting fees and $774,812 of other offering costs.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

The Company’s management (“Management”) has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Placement, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully.

The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the net assets held in the Trust Account (excluding the amount of deferred underwriting discounts held in the Trust Account and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company only intends to complete a Business Combination if the post-transaction company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide the holders of the Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholders meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then held in the Trust Account, plus any interest income earned thereon and not previously released to the Company to pay its tax obligations. There will be no redemption rights upon completion of a Business Combination with respect to the Warrants. These Public Shares were recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity” (“ASC 480”).

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon consummation of such a Business Combination and, if the Company seeks shareholder approval, a majority of the Ordinary Shares (as defined in Note 2) voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its amended and restated memorandum and articles of association (the “Amended and Restated Articles”), conduct the redemptions pursuant to the tender offer rules of the SEC and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.

Notwithstanding the above, if the Company seeks shareholder approval of a Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Articles provides that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed to waive redemption rights with respect to any Founder Shares and any Public Shares it may acquire during or after the Initial Public Offering in connection with the completion of Business Combination.

The Company has until July 28, 2026 (subject to monthly extensions pursuant to the 2025 Extension Amendment (as defined below), or until such earlier date as its board of directors (the “Board”) may approve, unless otherwise extended in accordance with the Amended and Restated Articles, to complete a Business Combination (the “Combination Period”).

The underwriters have agreed to waive their rights to their deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per Public Share due to reductions in the value of the Trust Account assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

On July 24, 2025, the Company held the 2025 annual general meeting at which the Company’s shareholders approved a proposal to amend the Company’s amended and restated memorandum and articles of association which extended the date by which the Company has to consummate a Business Combination on a monthly basis for up to twelve times from July 28, 2025 to July 28, 2026, (the “2025 Extension Amendment”). As a result of the 2025 Extension Amendment, holders of 372,101 Class A Ordinary Shares exercised their right to redeem their shares for cash at a redemption price of approximately $11.12 per share. Approximately $4,136,911 was removed from the Trust Account to redeem such shares and 23,425,499 Class A Ordinary Shares remain outstanding after the redemption has been effected. Upon payment of the redemption, approximately $251,570,445 remained in the Trust Account prior to any additional contribution made by the Sponsor pursuant to the 2025 Extension Promissory Note (as defined below).

In connection with the 2025 Extension Amendment, the Sponsor agreed to make monthly payments, each in an amount equal to the lesser of (i) $0.025 for each outstanding Class A Ordinary Share, and (ii) $375,000, directly to the Trust Account. In exchange for such contributions, the Company issued to the Sponsor an extension promissory note, in an aggregate principal amount of up to $4,500,000, on July 28, 2025 (the “2025 Extension Promissory Note”). The 2025 Extension Promissory Note bears no interest and is repayable by the Company to the Sponsor upon the earlier date of (i) the consummation of a Business Combination, and (ii) the last day the Company has to complete a Business Combination in accordance with the Company’s Amended and Restated Articles. Such date may be accelerated upon the occurrence of an “Event of Default” (as defined in the 2025 Extension Promissory Note). Any outstanding principal under the 2025 Extension Promissory Note may be prepaid at any time by the Company, at its election and without penalty. As of March 31, 2026 and December 31, 2025, the Company has no amount drawn on the 2025 Extension Promissory Note, respectively. On July 28, 2025, August 28, 2025 and September 30, 2025, extension contributions of $375,000 each were made by the Sponsor.

On October 9, 2025, the Company, Suncrete, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Pubco”), Merger Sub I, Haymaker Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Pubco (“Merger Sub II”), and Concrete Partners Holding, LLC, a Delaware limited liability company (“Concrete”), entered into a Business Combination Agreement, dated as of October 9, 2025 (the “Suncrete Business Combination Agreement”).

Concurrently with the execution and delivery of the Business Combination Agreement, the Company and Pubco entered into the subscription agreements with certain accredited investors and qualified institutional buyers (collectively, the “PIPE Investors”), pursuant to which, among other things, Pubco agreed to issue and sell to the PIPE Investors, in a private placement to close immediately prior to the closing of the merger between Merger Sub II and Suncrete (the “Acquisition Merger”), an aggregate of approximately $82.5 million in shares of Pubco Class A Common Stock and, in certain circumstances, Pre-Funded Common Stock Purchase Warrants to purchase Pubco Class A Common Stock (the “PIPE Investment”).

Going Concern and Liquidity

As of March 31, 2026, the Company had $21,441 in cash held outside of the Trust Account and a working capital deficit of $9,535,115. The Company’s obligations due within one year of the date the accompanying condensed consolidated financial statements are issued are expected to exceed those amounts. The Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern for a period of time within one year after the date that the accompanying condensed consolidated financial statements are issued. Management plans to address this uncertainty through a Business Combination. The Company completed its Business Combination on April 8, 2026 with Suncrete, Inc., and has raised sufficient capital for its operations.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

Risks and Uncertainties

The Company’s ability to complete an initial Business Combination may be adversely affected by various factors, many of which are beyond the Company’s control. The Company’s ability to consummate an initial Business Combination could be impacted by, among other things, changes in laws or regulations, downturns in the financial markets or in economic conditions, inflation, fluctuations in interest rates, increases in tariffs, supply chain disruptions, declines in consumer confidence and spending, public health considerations, and geopolitical instability, such as the military conflicts in Ukraine, between the United States, Israel and Iran and others in the Middle East, and Southwest Asia or other armed hostilities. The Company cannot at this time predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact the Company’s ability to complete an initial Business Combination.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. In the opinion of Management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with SEC on March 30, 2026. The interim results for the three months ended March 31, 2026 are not necessarily indicative of the results to be expected for the fiscal year ending December 31, 2026 or for any future periods.

Principles of Consolidation

The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the accompanying condensed consolidated financial statements with those of another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

Use of Estimates

The preparation of the accompanying condensed consolidated financial statements in conformity with GAAP requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the accompanying condensed consolidated financial statements and the reported amounts of expenses and disclosure of contingent assets and liabilities during the reporting period. Making estimates requires Management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the accompanying condensed consolidated financial statements, which Management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, actual results could differ from those estimates.

Cash

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2026 and December 31, 2025.

Cash Held in Trust Account

At March 31, 2026, all the assets held in the Trust Account amounting to $261,707,498 were held in cash. At December 31, 2025, substantially all the assets held in the Trust Account amounting to $258,240,938 were held in money market funds, which are invested primarily in treasury securities. All of the Company’s investments held in the Trust Account are presented on the accompanying condensed consolidated balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in Trust Account are included in interest earned on cash and marketable securities held in Trust Account in the accompanying statements of operations. The estimated fair values of investments held in the Trust Account are determined using available market information.

Class A Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature that allows for the redemption of such Public Shares in connection with the Company’s liquidation, if there is a shareholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Amended and Restated Articles. In accordance with ASC 480, conditionally redeemable Class A Ordinary Shares (including Class A Ordinary Shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, the Amended and Restated Articles provides that currently, the Company will only redeem its Public Shares if the net tangible assets will be at least $5,000,001 either immediately prior to or upon consummation of the initial Business Combination. However, the threshold in its Amended and Restated Articles would not change the nature of the underlying shares as redeemable and thus Public Shares are required to be disclosed outside of permanent equity. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable Ordinary Shares to equal the redemption value at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional paid-in capital, in accumulated deficit.

As of March 31, 2026 and December 31, 2025, the Class A Ordinary Shares reflected in the accompanying condensed consolidated balance sheets are reconciled in the following table:

Class A Ordinary Shares subject to possible redemption, December 31, 2024	$249,760,654
Less:
Redemption	(4,136,921)
Plus:
Accretion of carrying value to redemption value	12,617,205

Class A Ordinary Shares subject to possible redemption, December 31, 2025	258,240,938
Plus:
Accretion of carrying value to redemption value	3,466,560

Class A Ordinary Shares subject to possible redemption, March 31, 2026	$261,707,498

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of FASB ASC Topic 340-10-S99-1, “Other Assets and Deferred Costs”, and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Initial Public Offering. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction in equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $13,424,812, consisting of $4,000,000 of cash underwriting fees, $8,650,000 of deferred underwriting fees and $774,812 of other offering costs. As such, the Company recorded $13,326,517 of offering costs as a reduction of temporary equity and $98,295 of offering costs as a reduction of permanent equity.

Income Taxes

The Company accounts for income taxes under FASB ASC Topic 740, “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the condensed consolidated financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carryforwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s condensed consolidated financial statements and prescribes a recognition threshold and measurement process for condensed consolidated financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the accompanying condensed consolidated financial statements.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 31, 2026 and December 31, 2025. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is considered an exempted Cayman Islands Company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. Consequently, income taxes are not reflected in the accompanying condensed consolidated financial statements.

Concentration of Credit Risk

The Company has significant cash balances at financial institutions, which throughout the year, regularly exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurement”, approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Net Income (loss) Per Ordinary Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” The Company has two classes of shares, (i) Class A Ordinary Shares and (ii) non-redeemable Class A Ordinary Shares and Class B ordinary shares, par value of $0.0001 per share (the “Class B Ordinary Shares”, and together with the Class A Ordinary Shares, the “Ordinary Shares”).

Income and losses are shared pro rata between the two classes of shares. Net (loss) Income per Ordinary Share is calculated by dividing the net (loss) income by the weighted average shares of Ordinary Shares outstanding for the respective period.

The calculation of diluted net (loss) income does not consider the effect of the Public Warrants (including the full exercise of the Over-Allotment Option) and the Private Placement Warrants to purchase an aggregate of 11,898,800 Class A Ordinary Shares in the calculation of diluted (loss) income per share, because their exercise is contingent upon future events. As a result, diluted net (loss) income per ordinary share is the same as basic net (loss) income per ordinary share for the three months ended March 31, 2026 and 2025. Accretion associated with the redeemable Class A Ordinary Shares is excluded from earnings per share as the redemption value approximates fair value.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

The following table reflects the calculation of basic and diluted net (loss) income per Ordinary Share (in dollars, except per share amounts):

	For the Three Months Ended March 31, 2026		For the Three Months Ended March 31, 2025
	Redeemable Class A	Non-redeemable Class A and Class B	Redeemable Class A	Non-redeemable Class A and Class B
Basic and diluted net (loss)income per Ordinary Share
Numerator:
Allocation of net (loss)income	$(13,475,886)	$(3,899,377)	$1,771,421	$504,285
Denominator:
Basic and diluted weighted average Ordinary Shares outstanding	22,627,899	6,547,600	23,000,000	6,547,600

Basic and diluted net (loss)income per Ordinary Share	$(0.60)	$(0.60)	$0.08	$0.08

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the accompanying statements of operations. For derivative instruments that are classified as equity, the derivative instruments are initially measured at fair value (or allocated value), and subsequent changes in fair value are not recognized as long as the contracts continue to be classified in equity.

Warrants

The Company accounts for Warrants as either equity-classified or liability-classified instruments based on an assessment of the Warrant’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815. The assessment considers whether the Warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the Warrants meet all of the requirements for equity classification under ASC 815, including whether the Warrants are indexed to the Company’s own Ordinary Shares, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of Warrant issuance and as of each subsequent quarterly period end date while the Warrants are outstanding.

For issued or modified Warrants that meet all of the criteria for equity classification, the Warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified Warrants that do not meet all the criteria for equity classification, the Warrants are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the Warrants are recognized as a non-cash gain or loss on the accompanying statements of operations.

The Warrants met all of the criteria for equity classification and accounted for as such.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

Subscription Agreement Liability

On October 9, 2025, the Company entered into a subscription agreement (“Subscription Agreement”). The Company accounts for the Subscription Agreement as a derivative instrument in accordance with the guidance in FASB ASC Topic 815-40, “Contracts in Entity’s Own Equity” (“ASC 815-40”). The instrument is subject to re-measurement at each balance sheet date, with changes in fair value recognized in the accompanying condensed consolidated statement of operations. The ability of the Company to receive any of the proceeds of the Subscription Agreement is dependent upon the financial metrics of the Business Combination target, among other factors, rendering the receipt of such proceeds outside the control of the Company. As of March 31, 2026 and December 31, 2025, the fair value of the subscription agreement liability was $25,903,614 and $9,075,000, respectively.

Recent Accounting Standards

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the accompanying condensed consolidated financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

The IPO Registration Statement was declared effective on July 25, 2023. On July 28, 2023, the Company consummated the Initial Public Offering of 23,000,000 Public Units, at a price of $10.00 per Public Unit, including 3,000,000 Option Units issued pursuant to the full exercise of the Over-Allotment Option in full, generating gross proceeds of $230,000,000. Each Public Unit consisted of one Public Share and one-half of one Public Warrant. Each whole Public Warrant entitles the holder to purchase one Class A Ordinary Share at an exercise price of $11.50 per whole share, subject to adjustment (see Note 7).

Commencing September 15, 2023, the holders of the Public Units may elect to separately trade the Public Shares and Public Warrants.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 797,600 Private Placement Units at a price of $10.00 per Private Placement Unit in the Private Placement to the Sponsor, including 30,000 Private Placement Units issued in connection with the full exercise of the Over-Allotment Option, generating gross proceeds of $7,976,000. Each Private Placement Unit consists of one Private Placement Share and one-half of one Private Placement Warrant. The proceeds from the sale of the Private Placement Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Units will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On March 15, 2023, the Sponsor acquired 5,750,000 Class B Ordinary Shares (the “Founder Shares”) for an aggregate purchase price of $25,000 paid to cover certain expenses on behalf of the Company. The Founder Shares included an aggregate of up to 750,000 Class B Ordinary Shares subject to forfeiture by the Sponsor to the extent that the Over-Allotment Option was not exercised in full or in part, so that the Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding any Public Shares purchased by the Sponsor in the Initial Public Offering and excluding the Private Placement Units). On July 28, 2023, the Over-Allotment Option was exercised in full, so those 750,000 Class B Ordinary Shares are no longer subject to forfeiture.

The Sponsor has agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees as disclosed in the IPO Registration Statement) until the earlier of (i) six months following the consummation of a Business Combination; or (ii) subsequent to the consummation of a Business Combination, the date on which the Company consummates a transaction that results in all of its shareholders having the right to exchange their shares for cash, securities, or other property.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

Promissory Notes - Related Party

On March 13, 2023, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “IPO Promissory Note”). This loan was non-interest bearing and payable on the earlier of December 31, 2023 or the date on which the Company consummated the Initial Public Offering. Prior to the Initial Public Offering, the Company had borrowed $272,550 under the IPO Promissory Note. On July 28, 2023, the Company repaid the outstanding balance under the IPO Promissory Note in full. Borrowings under the IPO Promissory Note are no longer available to the Company subsequent to the Initial Public Offering.

On June 10, 2024, the Company issued a promissory note (the “WCL Promissory Note”) in the principal amount of up to $1,500,000 to the Sponsor. The WCL Promissory Note was issued in connection with advances the Sponsor may make in the future to the Company from time to time for working capital expenses. The WCL Promissory Note is non-interest bearing and payable upon the earlier of (i) completion of the Company’s initial Business Combination or (ii) the date the winding up of the Company is effective. At the election of the Sponsor, all or a portion of the unpaid principal amount of the WCL Promissory Note may be converted into WCL Units (as defined below) at a price of $10.00 per WCL Unit, which will be identical to the Private Placement Units. These WCL Units and their underlying securities are entitled to the registration rights set forth in the WCL Promissory Note. As of March 31, 2026 and December 31, 2025, the Company had $1,591,561 and $1,059,879 drawn on this WCL Promissory Note, respectively.

In connection with the 2025 Extension Amendment, the Sponsor agreed to make monthly payments, each in an amount equal to the lesser of (i) $0.025 for each outstanding Class A Ordinary Share, and (ii) $375,000, directly to the Trust Account. In exchange for such contributions, the Company issued to the Sponsor the 2025 Extension Promissory Note, in an aggregate principal amount of up to $4,500,000, on July 28, 2025. The 2025 Extension Promissory Note bears no interest and is repayable by the Company to the Sponsor upon the earlier date of (i) the consummation of a Business Combination, and (ii) the last day the Company has to complete a Business Combination in accordance with its Amended and Restated Articles. Such date may be accelerated upon the occurrence of an “Event of Default” (as defined in the 2025 Extension Promissory Note). Any outstanding principal under the 2025 Extension Promissory Note may be prepaid at any time by the Company, at its election and without penalty. As of March 31, 2026 and December 31, 2025, the Company had $3,375,000 and $2,250,000 drawn on the 2025 Extension Promissory Note, respectively.

Support Agreements

The Sponsor has agreed, commencing from the date of the Initial Public Offering through the earlier of the Company’s consummation of a Business Combination and its liquidation, to make available to the Company certain general and administrative services, including office space, utilities and administrative services, as the Company may require from time to time. Pursuant to an administrative services agreement, dated July 25, 2023, the Company agreed to pay to an affiliate of the Company’s Vice President up to $20,000 per month for these services during the Combination Period. Upon completion of an initial Business Combination or the Company’s liquidation, any remaining monthly payments from the Combination Period will be accelerated and due at the closing of the initial Business Combination or liquidation. For the three months ended March 31, 2026 and 2025, the Company incurred expenses of $60,000 and $60,000, respectively, for services under this agreement, which were included in general and administrative expenses – related party on the accompanying unaudited consolidated condensed statements of operations.

In addition, pursuant to an advisory services agreement, dated July 25, 2023, following the commencement of the Initial Public Offering, the Company agreed to pay an affiliate of the Company’s Chief Financial Officer $20,000 per month for services rendered prior to the consummation of the initial Business Combination; such amounts will only be payable upon the successful completion of the initial Business Combination. As of March 31, 2026 and December 31, 2025, the contingent fee payable for these services were amounted to $300,000 and $240,000, respectively.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

Working Capital Loans

In order to finance transaction costs in connection with the initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required on a non-interest bearing basis (the “Working Capital Loans”). If the Company completes the initial Business Combination, the Company will repay such Working Capital Loans. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such Working Capital Loans, but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such Working Capital Loans may be convertible into units of the post-Business Combination company, at a price of $10.00 per unit at the option of the lender, upon consummation of the initial Business Combination (the “WCL Units”). The WCL Units would be identical to the Private Placement Units. As of March 31, 2026 and December 31, 2025, the Company had $1,591,561 and $1,059,879 drawn on this WCL Promissory Note, respectively.

NOTE 6. COMMITMENTS AND CONTINGENCIES

Registration Rights Agreement

The holders of the Founder Shares, the Private Placement Units and any WCL Units (and any underlying Class A Ordinary Shares thereunder) have registration and shareholder rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement, dated as of July 25, 2023. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggyback” registration rights with respect to registration statements filed subsequent to the completion of an initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

Simultaneously with the Initial Public Offering and sale of 20,000,000 Public Units, the underwriters fully exercised the Over-Allotment Option to purchase an additional 3,000,000 Option Units at an offering price of $10.00 per Option Unit for an aggregate purchase price of $30,000,000.

The underwriters were paid a cash underwriting discount of $0.20 per Public Unit, or $4,000,000 in the aggregate, upon the closing of the Initial Public Offering. In addition, $0.35 per Public Unit and $0.55 per Option Unit, or $8,650,000 in the aggregate, will be payable to the representatives of the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement entered into on July 25, 2023. The deferred fee was paid to the underwriters at the closing of the Business Combination on April 8, 2026.

Advisory Services Agreement

On November 29, 2023, the Company engaged Roth Capital Partners, LLC (“Roth”) to provide advisory services in connection with the Company’s proposed Business Combination. Pursuant to the agreement, Roth is entitled to an advisory fee of $30,000 per month, calculated from the closing of the Company’s Initial Public Offering to the public filing with SEC of the business combination agreement for the Business Combination. The advisory fee is contingent upon the successful completion of the Business Combination and is payable only upon its closing. As of March 31, 2026 and December 31, 2025, the contingent fee payable for these services was approximately $1,242,000 and $812,000, respectively. No amounts have been accrued for this fee as payment is contingent upon the consummation of the Business Combination.

Business Combination Agreement

On October 9, 2025, the Company, Pubco, Merger Sub I, Merger Sub II, and Concrete, entered into a Business Combination Agreement, dated as of October 9, 2025.

Subscription Agreement

On October 9, 2025, concurrently with the execution and delivery of the Suncrete Business Combination Agreement, the Company and Pubco entered into the subscription agreements with certain accredited investors and qualified institutional buyers (collectively, the “PIPE Investors”), pursuant to which, among other things, Pubco agreed to issue and sell to the PIPE Investors, in a private placement to close immediately prior to the closing of the Acquisition Merger, an aggregate of approximately $82.5 million in shares of Pubco Class A Common Stock and, in certain circumstances, Pre-Funded Common Stock Purchase Warrants to purchase Pubco Class A Common Stock (the “PIPE Investment”).

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

The Company accounts for the Subscription Agreement as a derivative instrument in accordance with the guidance in ASC 815-40. The instrument is subject to re-measurement at each balance sheet date, with changes in fair value recognized in the accompanying condensed consolidated statements of operations. The ability of the Company to receive any of the proceeds of the Subscription Agreement is dependent upon the financial metrics of the Business Combination target, among other factors, rendering the receipt of such proceeds outside the control of the Company. As of March 31, 2026 and December 31, 2025, the fair value of the subscription agreement liability was $25,903,614 and $9,075,000, respectively.

In connection with the Suncrete Business Combination, the Company and Pubco previously entered into subscription agreements with certain accredited investors and qualified institutional buyers (collectively, the “PIPE Investors”) for an aggregate commitment amount of approximately $82.5 million in shares of Pubco Class A Common Stock (as defined in the Suncrete Business Combination Agreement) and, in certain circumstances, Pre-Funded Common Stock Purchase Warrants (as defined in the Suncrete Business Combination Agreement) to purchase Pubco Class A Common Stock (as defined in the Suncrete Business Combination Agreement and such investment, the “PIPE Investment”). On January 30, 2026, the Company and Pubco entered into subscription agreements with certain additional investors for an additional commitment amount of $23 million. The foregoing description of the PIPE investment and the PIPE subscription agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of PIPE subscription agreement.

On February 1, 2026, Steven J. Heyer, who served as President and as a member of the Board of the Company since March 2023, was removed from his position as President and a member of the Board with immediate effect. Mr. Heyer’s departure was not related to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

On March 27, 2026, the Company and Pubco entered into a subscription agreement (the “New Subscription Agreement”) with an additional PIPE Investor for a commitment amount of $61.6 million, bringing the aggregate total subscription amount of the PIPE Investment to $167.1 million. The Company and Pubco have also agreed to afford the existing PIPE Investors the benefit of the additional rights set forth in the New Subscription Agreement. The securities issuable in connection with the PIPE Investment will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Non-Redemption Agreement

On March 24, 2026, the Company and Suncrete entered into Non-Redemption Agreements (each, a “Non-Redemption Agreement”) with certain investors (collectively, the “Investors”), pursuant to which, among other things, the Investors agreed to acquire an aggregate of 4,442,085 Public Shares from Public Shareholders, either in the open market or through privately negotiated transactions, at a price no higher than the redemption price per share payable to Public Shareholders who exercise redemption rights with respect to their Public Shares, prior to the closing date of the Suncrete Business Combination, to waive their redemption rights and hold the Public Shares through the closing date of the Suncrete Business Combination, and to abstain from voting and not vote the Public Shares in favor of or against the Business Combination. Suncrete intends to pay to the Public Shareholders that sell Public Shares in connection with the Non-Redemption Agreements an amount equal to the difference between the actual redemption price for the Public Shares and the price at which such sellers sell the Public Shares to the Investors. As a result of the Non-Redemption Agreements and after giving effect to the aggregate fees that Suncrete has agreed to pay the Investors, the Company is expected to receive net proceeds of approximately $10.75 per non-redeemed Public Share. The Company may enter into additional Non-Redemption Agreements on similar terms. Assuming that the Investors acquire all of the Public Shares they have agreed to purchase and that the previously announced PIPE investment is consummated for aggregate proceeds of $105.5 million, the parties anticipate that the Minimum Cash Condition (as defined in the Subcrete BCA) will be satisfied upon consummation of the Suncrete Business Combination.

Exchange Agreement

On March 26, 2026, the Company entered into a Securities Exchange Agreement (the “Exchange Agreement”) with holders of Suncrete’s Senior Preferred Units (the “Senior Preferred Units”), pursuant to which Pubco agreed to issue an aggregate of 26,000 shares of Series A Convertible Perpetual Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), to such Senior Preferred Unit holders in exchange for their Senior Preferred Units (the “Exchange”). The Exchange will occur automatically immediately prior to the closing of the Acquisition Merger (as defined in the Suncrete Business Combination Agreement), following the acceptance by the Secretary of State of the State of Delaware of the Certificate of Designation for the Series A Convertible Perpetual Preferred Stock. The obligations of each of the parties to consummate the Exchange is subject to condition that as of the closing of the Exchange, the Available Cash (as defined in the Suncrete Business Combination Agreement) is less than $250.0 million.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

NOTE 7. SHAREHOLDERS’ DEFICIT

Preference Shares

The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Board. As of March 31, 2026 and December 31, 2025, there were no preference shares issued or outstanding.

Class A Ordinary Shares

The Company is authorized to issue 500,000,000 Class A Ordinary Shares with a par value of $0.0001 per share. Holders of the Class A Ordinary Shares are entitled to one vote for each share. As of March 31, 2026 and December 31, 2025, there were 23,425,499 Class A Ordinary Shares issued and outstanding, including 22,627,899 Class A Ordinary Shares subject to possible redemption and classified as temporary equity. The remaining 797,600 Class A Ordinary Shares from the sale of the Private Placement Units are non-redeemable and are classified as permanent deficit.

Class B Ordinary Shares

The Company is authorized to issue 50,000,000 Class B Ordinary Shares with a par value of $0.0001 per share. Holders of Class B Ordinary Shares are entitled to one vote for each share. As of March 31, 2026 and December 31, 2025, there were 5,750,000 Class B Ordinary Shares issued and outstanding. Of the 5,750,000 Class B Ordinary Shares outstanding, up to 750,000 shares were subject to forfeiture to the extent that the Over-Allotment Option was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding Ordinary Shares after the Initial Public Offering. On July 28, 2023, the Over-Allotment Option was exercised in full, so those 750,000 Class B Ordinary Shares are no longer subject to forfeiture.

Shareholders of record of the Ordinary Shares are entitled to one vote for each share held on all matters to be voted on by shareholders. Except as described below, holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law.

The Founder Shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of a Business Combination, and may be converted at any time prior to the Business Combination, at the option of the holder, on a one-for-one basis (unless otherwise provided in the Business Combination agreement), subject to adjustment for share sub divisions, share dividends, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A Ordinary Shares or equity-linked securities are issued or deemed issued in connection with the Business Combination, the number of Class A Ordinary Shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the total number of Class A Ordinary Shares outstanding after such conversion (not including the Class A Ordinary Shares underlying the Private Placement Units), including the total number of Class A Ordinary Shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the Business Combination, excluding any Class A Ordinary Shares or equity-linked securities or rights exercisable for or convertible into Class A Ordinary Shares issued, or to be issued, to any seller in the Business Combination and any WCL Units issued to the Sponsor, officers or directors upon conversion of WCL Promissory Note, provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.

In addition, only holders of Founder Shares will have the right to vote on the appointment of directors prior to the completion of the Company’s initial Business Combination and on a vote to continue the Company in a jurisdiction outside the Cayman Islands.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

Warrants

As of March 31, 2026 and December 31, 2025, there were 11,898,800 Warrants outstanding (including 11,500,000 Public Warrants and 398,800 Private Placement Warrants). Each whole Public Warrant entitles the registered holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing 30 days after the completion of the initial Business Combination.

Pursuant to the warrant agreement the Company entered into with Continental on July 25, 2023 (the “Warrant Agreement”), a warrant holder may exercise its Public Warrants only for a whole number of Class A Ordinary Shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will expire five years after the completion of the initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use commercially reasonable efforts to file with the SEC a post-effective amendment to the IPO Registration Statement or a new registration statement covering the registration, under the Securities Act, of the Class A Ordinary Shares issuable upon exercise of the Warrants and thereafter will use commercially reasonable efforts to cause the same to become effective within 60 business days following the initial Business Combination and to maintain a current prospectus relating to the Class A Ordinary Shares issuable upon exercise of the Warrants, until the expiration of the Warrants in accordance with the provisions of the Warrant Agreement. If a registration statement covering the Class A Ordinary Shares issuable upon exercise of the Warrants is not effective by the sixtieth (60th) business days after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.

Once the Warrants become exercisable, the Company may call the Warrants for redemption for cash:

•	in whole and not in part;

•	at a price of $0.01 per Public Warrant;

•	upon not less than 30 days’ prior written notice of redemption (the “30-Day Redemption Period”) to each warrant holder; and

•

if, and only if, the closing price of the Ordinary Shares equals or exceeds $18.00 per share (as adjusted for share sub divisions, share capitalizations, reorganizations, recapitalizations and the like and for certain issuances of Class A Ordinary Shares and equity-linked securities for capital raising purposes in connection with the closing of the initial Business

Combination as described in the IPO Registration Statement) on each of 20 trading days within a 30-trading day period commencing once the Warrants become exercisable and ending three business days before the Company sends to the notice of redemption to the warrant holders and there is an effective registration statement under the Securities Act covering the Class A Ordinary Shares issuable upon exercise of the Warrants and a current prospectus relating to those Class A Ordinary Shares is available throughout the 30-Day Redemption Period.

If and when the Warrants become redeemable by the Company for cash, the Company may exercise the redemption right even if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

In addition, if (x) the Company issues additional Class A Ordinary Shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A Ordinary Shares (with such issue price or effective issue price to be determined in good faith by the Board and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares or Private Placement Units held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and the volume weighted average trading price of the Class A Ordinary Shares during the 20 trading day period starting on the trading day after the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

The Private Placement Warrants (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination. The Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants.

The Company accounts for 11,898,800 Warrants issued in connection with the Initial Public Offering (including 11,500,000 Public Warrants and 398,800 Private Placement Warrants) in accordance with the guidance contained in ASC 815-40. Such guidance provides that the Warrants described above are not precluded from equity classification. Equity-classified contracts are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized as long as the contracts continue to be classified in equity.

NOTE 8. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects Management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

•

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

•	Level 3: Unobservable inputs based on an assessment of the assumptions that market participants would use in pricing the asset or liability.

Level 1 assets include investments in a money market fund that invests solely in U.S. government securities. At March 31, 2026, assets held in the Trust Account were comprised of $261,707,498 in cash. At December 31, 2025, assets held in the Trust Account were comprised of $258,240,938 in money market funds, which were invested primarily in U.S. government securities. For the period ended March 31, 2026 and December 31, 2025, the Company did not withdraw any of the interest earned on the Trust Account.

	Fair Value Measured as of March 31, 2026
	Level 1	Level 2	Level 3	Total
Assets
Cash held in Trust Account	$261,707,498	$—	$—	$261,707,498

Liabilities:
Subscription agreement liability	—	—	25,903,614	25,903,614

Total Subscription agreement liability	$—	$—	$25,903,614	$25,903,614

	Fair Value Measured as of December 31, 2025
	Level 1	Level 2	Level 3	Total
Assets
Cash and marketable securities held in Trust Account	$258,240,938	$—	$—	$258,240,938

Liabilities:
Subscription agreement liability	—	—	9,075,000	9,075,000

Total Subscription agreement liability	$—	$—	$9,075,000	$9,075,000

HAYMAKER ACQUISITION CORP. 4

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

Subscription Agreement Liability

In order to calculate the fair value of the subscription agreement liability, the Company utilized the following inputs:

	March 31, 2026	December 31, 2025
Probability of Business Combination	100%	75%
Underlying Ordinary Share price	$11.54	$11.38
Term (years)	0.02	0.25
Risk-free rate	3.68%	3.67%
Volatility	5.00%	10.40%

The following table presents the changes in the fair value of the Subscription Agreement liability:

Subscription Agreement
Fair value as of October 9, 2025 (initial measurement)	$7,177,500
Change in fair value	1,897,500

Fair value as of December 31, 2025	9,075,000
Change in fair value	16,828,614

Fair value as of March 31, 2026	$25,903,614

The change in the fair value of the subscription liability for the period ended March 31, 2026 and December 31, 2025 is $16,828,614 and $1,897,500, respectively.

There were no transfers between fair value levels during period ended March 31, 2026 and December 31, 2025.

NOTE 9. SEGMENT INFORMATION

ASC 280 establishes standards for companies to report in their condensed consolidated financial statement information about operating segments, products, services, geographic areas, and major customers. “Operating segments” are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Financial Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, Management has determined that there is only one reportable segment.

HAYMAKER ACQUISITION CORP. 4

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2026

The CODM assesses performance for the single segment and decides how to allocate resources based on net income that also is reported on the condensed consolidated statements of operations as net income. The measure of segment assets is reported on the condensed consolidated balance sheets as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in net income and total assets, which include the following:

	March 31, 2026	December 31, 2025
Trust Account	$261,707,498	$258,240,938
Cash	$21,441	$4,325

	Three Months Ended March 31, 2026	Three Months Ended March 31, 2025
General and administrative expenses	$2,828,209	$298,970
Interest earned on cash and marketable securities held in Trust Account	$2,341,560	$2,634,676

The CODM reviews interest earned on the Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the Trust Agreement.

General and administrative expenses are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a Business Combination or similar transaction within the Combination Period. The CODM also reviews general and administrative costs to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. General and administrative expenses, as reported on the condensed consolidated statements of operations, are the significant segment expenses provided to the CODM on a regular basis. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies.

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the accompanying balance sheet date and up to the date the accompanying condensed consolidated financial statements were issued. Based upon this review, other than described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the accompanying condensed consolidated financial statements.

As further described in Note 1, on April 8, 2026, the Company completed its Business Combination with Suncrete, Inc.